84 87 90 164 30 52 230 228 229 Discussion Materials Investor Presentation January 2023 164 30 52 164 30 52 164 30 52 Exhibit 99.1

Certain Important information CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to CNB’s financial condition, liquidity, results of operations, future performance and business. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond CNB’s control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” CNB’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to, (i) adverse changes or conditions in capital and financial markets; (ii) changes in interest rates; (iii) the duration and scope of a pandemic, including the ongoing COVID-19 pandemic, and the local, national and global impact of a pandemic; (iv) changes in general business, industry or economic conditions or competition; (v) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (vi) higher than expected costs or other difficulties related to integration of combined or merged businesses; (vii) the effects of business combinations and other acquisition transactions, including the inability to realize our loan and investment portfolios; (viii) changes in the quality or composition of our loan and investment portfolios; (ix) adequacy of loan loss reserves; (x) increased competition; (xi) loss of certain key officers; (xii) deposit attrition; (xiii) rapidly changing technology; (xiv) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xv) changes in the cost or sources of funds, demand for loan and deposit products or demand for financial services; and (xvi) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on CNB's financial position and results of operations. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and the forward-looking statement disclaimers in CNB’s annual and quarterly reports filed with the Securities and Exchange Commission. The forward-looking statements are based upon management’s beliefs and assumptions and are made as of the date of this presentation. CNB undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise, except to the extent required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur and you should not put undue reliance on any forward-looking statements. NON-GAAP FINANCIAL MEASURES This presentation contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Company’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently.

CNB FINANCIAL CORPORATION

- Holding Company for **CNB Bank** (Clearfield, PA), serving the community since 1865
- 47 full-service offices, 1 drive-through location, 1 mobile office and 3 loan production office across Pennsylvania, New York, Ohio and Virginia
- CNB Bank's regional divisions (all under one charter) include **CNB Bank** (Western PA); **FC Bank** (Columbus & Central OH), **ERIEBANK** (Northeast OH & Northwest PA), **BankOnBuffalo** (Western NY), and **Ridge View Bank** (Southwest, VA)
- Nasdaq: **CCNE**
- Market Capitalization: **~$494 million[1]**



GREATER BUFFALO, NY
BANKONBUFFALO
ERIEBANK
ERIE, PA
NY
CLEVELAND, OH
PA
COLUMBUS, OH
OH
VA
CORPORATE HEADQUARTERS
CNB BANK
FC BANK
RIDGE VIEW BANK
SOUTHWEST VA

FINANCIAL HIGHLIGHTS
(As of 12/31/22)

ASSETS:	$5.5 billion
DEPOSITS:	$4.6 billion
LOANS:	$4.3 billion
2022 ROAA:	1.20%
2022 ROATCE[2]:	16.64%
NPAs/ASSETS[3]:	0.43%

(1) Based on 21,121,346 share count reported as of December 31, 2022 in January 19, 2023 Earnings Release and the January 26, 2022 closing stock price ($23.40)
(2) Return on average tangible common equity is a non-GAAP financial measure - see Appendix for reconciliation
(3) Excluding performing troubled debt restructurings

CNB FINANCIAL CORPORATION 3

Compelling investment opportunity The Great Recession 2008 COVID-19 Pandemic 2020 Return on Average tangible common equity(2) (1) Earnings per share includes merger costs in 2019 and merger costs, FHLB prepayment penalties and branch closure costs in 2020 (2) Return on average tangible common equity and tangible book value per share are non-GAAP financial measures – see Appendix for reconciliations; Average equity includes both common and preferred equity in periods following the 2020 preferred equity issuance Earnings per Common share(1) Tangible book value per share(2) +9.2% Tangible Book Value per Share CAGR 2013 - 2022 +10.9% CAGR 2013 - 2022

UNIQUE MULTI-STATE, MULTI-BRAND MODEL

CNB BANK

- Legacy bank of the organization founded in 1865
- 18 full-service offices serving Clearfield, Centre, McKean, Elk, Jefferson, Cambria, Indiana and Blair counties in PA
- Western and Central PA focus

ERIEBANK
A division of CNB Bank

- Opened August 2005
- Comprised of two premium franchises
  - Legacy market with 8 full-service offices serving Erie, Crawford & Warren counties in PA
  - Growth market with 4 full-service offices serving Lake, Ashtabula, & Cuyahoga counties in OH, including the city of Cleveland

FCBank
A DIVISION OF CNB BANK

- Opened in 2013 with the acquisition of FC Banc Corp. in Bucyrus, OH
- Focus on the greater-Columbus metro area and northeastern Ohio
- 6 full-service offices serving Bucyrus, Cardington, Fredericktown, Shiloh, Grandview, and Worthington, OH

BankonBuffalo
A DIVISION OF CNB BANK

- Opened in 2016 serving the Greater Buffalo market
- Currently 11 full-service offices, 1 loan production office, 1 mobile office and 1 drive through location with the addition of Bank of Akron (acquired in 2020)
- Strong growth story with recent, significant loan & deposit growth along with the Bank of Akron acquisition
- Further expansion into Rochester market in 2022 with commercial lending and Wealth & Asset management

RIDGEVIEW BANK
A DIVISION OF CNB BANK

- Established in Q3 2021
- Currently 2 loan production offices
- Hired Carrie McConnell, a 20+ year veteran within the Southwest Virginia market, as Regional President
- Expect to have 6 to 8 locations within the next 5 years and become a meaningful contributor to overall growth

1865 WEALTH ADVISORS

- Rebranding in July 2022 of the legacy Wealth Management business with long-established roots and a history of excellence in performance
- Focus on a planning-based approach for families and commercial customers
- Seamless partnership with Private Banking in providing customers with a broad array of competitive solutions

CNB FINANCIAL CORPORATION 5

CNB FINANCIAL CORPORATION HIGHLIGHTS

A PREMIER FRANCHISE

- Deep rooted community bank established in 1865
- #2 ranked community bank[1] in legacy CNB Bank markets for deposit market share[2]
- #3 ranked community bank[1] in the Buffalo MSA for deposit market share

DIVERSIFIED MARKETS

- Meaningful scale in key growth markets, including Buffalo, NY, Columbus, OH, Cleveland, OH and Southwest, VA
- Supplemented by stable, legacy markets[2], in which CNB has significant market share and competitive advantage

ATTRACTIVE BUSINESS MIX

- Diversified and balanced loan portfolio consisting of 59% of outstanding balances in growth markets and 41% in legacy markets[2]
- Robust C&I lending comprising 34% of loan portfolio
- Stable funding base with deposits per branch of approximately $96M

EXPERIENCED LEADERSHIP

- Chief Executive Officer Joseph Bower, Jr., retired on December 31, 2022, and was succeeded by Michael Peduzzi, with 30+ years of banking experience
- CEO transition is the result of a well-structured succession planning process implemented by the Corporation's Board of Directors

STRONG FINANCIAL POSITIONING

- $5.5B in total assets with net income available to common shareholders of $58.9M, 16.6% ROATCE[3] and 13.9% ROAE[4] for the twelve months ended December 31, 2022
- Strives to achieve and maintain performance levels in the top quartile of peer group
- Established track record of strong credit quality

CONSISTENT GROWTH STORY

- Strong and successful track record of organic growth
- Complemented by brand extensions in growth markets with strong C&I lending and deposit opportunities
- Completed 3 acquisitions since 2013 to supplement organic growth strategy

(1) Community bank defined as banks with total assets < $30.0B; Ranking based on the 2022 FDIC deposit market share as of June 30, 2022
(2) Legacy markets consist of CNB Bank and ERIEBANK footprint in Pennsylvania
(3) Return on average tangible common equity is a non-GAAP financial measure - see Appendix for reconciliation
(4) Average equity includes common equity and preferred equity
Note: Unless otherwise indicated, financial data is as of or for the twelve months ended December 31, 2022
Source: Deposit market share data from S&P Global Market Intelligence; Deposit market share data shown based upon 2022 FDIC data and Company filings

CNB FINANCIAL CORPORATION 6

DEMONSTRATED commitment to Diversity, Equity and Inclusion The Board views its diversity as an important strength, as our commitment to diversity of experience, gender, and ethnicity is a key driver of success Two female Board members One African American Board member Established an Inclusion and Diversity Committee in 2018 comprised of underrepresented minorities, females, and those who identify as LGBTQ+ Encourage an inclusive and engaged workforce culture through communications and training Demonstrate sustainability, commitment and accountability by tracking inclusion and diversity efforts bank wide Bring awareness to the importance of inclusion and diversity internally and externally Implemented and achieved an annual company-wide goal in 2022 for at least 20% of all new hires to be comprised of under-represented minorities Invested $8.0 million in affordable housing through 2022, with an additional $1.0 million investment commitment Provided internships to minority college students through involvement in the Ohio Bankers League Summer Banking Institute Supported local communities with employees volunteering 15,316 hours across more than 658 organizations in 2022 Designed procurement practices to identify diverse-owned businesses committed to delivering the service, quality, and value that defines our brand $2.5 million to the Erie Downtown Development Corporation to begin revitalization of downtown with improved housing for all and additional services to the underserved in the community

FRANCHISE Milestones 2020 Acquisition of Bank of Akron 2013 2010 2005 1934 Reorganized Through a Stock Offering to Existing Depositors 1984 1865 County National Bank of Clearfield Established 2015 2016 2021 CNB Financial Corporation Holding Company Organized ERIEBANK Formed Common Equity Capital Raise of $34.5M Acquisition of FC Banc Corp. in Bucyrus, OH w/ $360M in Assets 150th Anniversary Celebration Joseph Bower Becomes CEO Bank on Buffalo Is Formed Acquisition of Lake National Bank $50M Sub Debt Raise Ridge View Bank Is Formed in Roanoke, VA $85M Sub Debt Raise Preferred Equity Capital Raise of $60.4M 2022 Michael Peduzzi Becomes CEO of CNB Bank and CNB Financial Corp. in July and December 2022 Respectively Successful $100M Common Equity Raise in September 2022 2023 Expected March 2023 Launch of Women-Focused Bank Brand (Impressia Bank)

Common Equity Capital Raise of $34.5M Acquisition of FC Banc Corp. in Bucyrus, OH Adding $360M in Assets $50M Sub-Debt Raise Acquisition of Lake National Bank Bank on Buffalo Is Formed Acquisition of Bank of Akron Preferred Equity Capital Raise of $60.4M $85M Sub- Debt Raise Ridge View Bank Is Formed in Roanoke, VA ERIEBANK Formed 2005 2010 2013 2016 2020 2021 $ in Billions +12.3% Total Assets CAGR Since 2005 Note: CAGR based on the period from December 31, 2005, through December 31, 2022 At-The-Market Capital Raise of $20.0M 2017 Common Equity Capital Raise of $100.0M 2022 ASSET GROWTH and key capital activities

September 2022 Common Equity OFFERING CNB Financial Corporation Company Nasdaq | CCNE Exchange | Ticker $100 Million Including Overallotment Deal Size 15% Option Exercised Overallotment Option PNC FIG Advisory, part of PNC Capital Markets LLC Janney Montgomery Scott LLC Joint Bookrunners Largest 2022 common equity issuance for U.S. banks less than $10 billion total assets. Summary Common Stock Security General Corporate Purposes, Including Working Capital and the Funding of Organic Growth or Potential Acquisitions Use of Proceeds Follow-On Public Offering (100% Primary Shares) Offering Type

Consolidated Capital Position (1) Capital ratios as of December 31st for each year presented. The capital ratios as of December 31, 2022 are estimated pending final regulatory filings. Rationale and Benefits of Successfully Completed Common Equity Raise in September 2022: Complements the strategic vision of newly-appointed President and CEO Michael Peduzzi Supports efforts to continue to take market share from larger and distracted banks in key markets Supports additional fintech investments Supports loan growth Provides additional liquidity and market cap for our equity investors Better position the company to take advantage of acquisition opportunities, including banks and non-bank financial companies CONSOLIDATED CAPITAL RATIOS(1)

The Corporation’s long, uninterrupted history of dividends to its common shareholders reflects a key component of its Total Shareholder Return Dividend yield of 2.94% as of December 30, 2022 Full year 2022 dividend payout ratio of 21.0% Dividend History Historical dividend per common share DOT-COM RECESSION THE GREAT RECESSION COVID-19 PANDEMIC

Significant growth in Loans to Deposits As of 12/31/19(1) As of 12/31/22(1) (1) In millions if not otherwise noted As of December 31, ($000) 2019 2020 2021 2022 2019 – 2022 CAGR Total Loans $2,804,035 $3,371,789 $3,634,792 $4,275,178 +15% Total Deposits $3,102,327 $4,181,744 $4,715,619 $4,622,437 +14% Loans to Deposits 90.4% 80.6% 77.1% 92.5%

Loan growth driven primarily by increases in C&I loans and CRE loans primarily from our Cleveland, Buffalo and Southwest Virginia regions Excluding net PPP loans and syndicated loans, loans grew $655 million, or 18.9%, from December 31, 2021, to December 31, 2022 CNB views commercial lending as its competitive advantage and remains focused on the area by hiring and retaining experienced loan officers Continued focus on adhering to disciplined pricing and credit quality standards Loan portfolio composition 12/31/22 Loan portfolio Composition Loan Portfolio Detail Loan Portfolio Detail As of December 31, For the year ending December 31, ($000) 2018 2019 2020 2021 2022 2018 – 2022 CAGR Commercial & Industrial $864,253 $983,129 $1,242,233 $1,323,674 $1,463,825 14% Commercial Mortgages $722,956 $869,654 $1,059,494 $1,178,074 $1,499,696 20% Residential Real Estate $795,152 $821,680 $967,968 $1,025,757 $1,193,232 11% Consumer & Other $92,196 $129,572 $102,094 $107,287 $118,425 6% Total Loans $2,474,557 $2,804,035 $3,371,789 $3,634,792 $4,275,178 observations

Additional Loan portfolio Detail Well diversified and granular C&I portfolio with no single industry greater than 25% of total C&I portfolio CNB has proven C&I underwriting practices and strong loan loss history CRE portfolio is also well diversified and granular with no single segment greater than 27% of the CRE portfolio C&I Detail (12/31/22) Commercial mortgage detail (12/31/22)

Conservative credit culture 12/31/22 nonaccrual loans by type Historical asset quality Historical NPAs/Assets & Ncos/Loans (1) NCOs-Bank Only excludes Holiday Financial Services Note: TDRs is an abbreviation for troubled debt restructurings and excludes COVID-19 related modifications; NPAs is an abbreviation for non-performing assets; NCOs is an abbreviation for net charge-offs 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 NONACCRUAL LOANS $14,262 $21,736 $30,359 $19,420 $20,986 ACCRUAL LOANS GREATER THAN 90 DAYS 887 61 325 168 1,121 OREO 418 1,633 862 707 1,439 PERFORMING TDRs 8,201 7,359 10,507 9,006 6,006 NONPERFORMING ASSETS $23,768 $30,789 $42,053 $29,301 $29,552 NONPERFORMING ASSETS (EX. PERFORMING TDRs) $15,567 $23,430 $31,546 $20,295 $23,546 NONACCRUAL LOANS / LOANS 0.58% 0.78% 0.90% 0.53% 0.49% NPAs / ASSETS (EX. PERFORMING TDRs) 0.48% 0.62% 0.67% 0.38% 0.43% ACL / NONACCRUAL LOANS 138.2% 89.6% 113.1% 193.6% 207.0% (1)

Long-term growth in deposits driven primarily by growth in checking and savings account relationships Growth in Non-Int. Demand deposits strengthened by C&I and TM customer relationships Time deposits represented 9.7% of total deposits as of December 31, 2022 Highlights Deposit mix 12/31/22 deposit mix Average Cost of Interest-Bearing Deposits (1) 2018 through 2022 Deposit Composition As of December 31,   ($000) 2018 2019 2020 2021 2022   CAGR(1) Non-Int. Demand $356,797 $382,259 $627,114 $792,086 $898,437   26% Interest Demand $600,046 $628,579 $951,903 $1,079,336 1,007,202   14% Savings $1,258,506 $1,663,673 $2,126,183 $2,457,745 2,270,337   16% Time $395,437 $427,816 $476,544 $386,452 446,461   3% Total Deposits $2,610,786 $3,102,327 $4,181,744 $4,715,619 $4,622,437

CAGR = 14.2% (1) Earnings per share includes merger costs in 2019 and merger costs, FHLB prepayment penalties and branch closure costs in 2020 Financial trends Total Assets ($M) Total Gross Loans ($M) Total Deposits ($M) Earnings Per common Share(1) CAGR = 10.2% CAGR = 14.6% CAGR = 15.3%

(1) Return on average assets, return on average equity, and efficiency ratio includes merger costs in 2019 and merger costs, FHLB prepayment penalties and branch closure costs in 2020 (2) Net interest margin, fully tax equivalent basis (FTE), and efficiency ratio are non-GAAP financial measures – see Appendix for reconciliations Earnings power Return on average equity(1) Return on average assets(1) Net interest margin (FTE)(2) Efficiency Ratio(1)(2)

Wealth & asset management financial trends AUM CAGR = 11.3% Long-term growth and increased profitability based on leveraging expansion of footprint into higher growth markets Continued investment in technology leads to superior client and advisor experience Provides diversification in CNB’s revenue stream while supporting a broader spectrum of customer needs Assets under management (“AUM”) ($M) & revenue ($000)

Appendix Other relevant information

Non-gaap reconciliation(1) This presentation contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Corporation’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Corporation’s management believes that investors may use these non-GAAP measures to analyze the Corporation’s financial performance without the impact of unusual items or events that may obscure trends in the Corporation’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. A reconciliation of these non-GAAP financial measures is provided below (dollars in thousands, except per share data). (1) Figures in thousands

Non-gaap reconciliation(1) (1) Figures in thousands

Non-gaap reconciliation(1) (1) Figures in thousands